                                                                      EXHIBIT 21
                                                                      ----------
                                DANA CORPORATION
                                  Subsidiaries
                            as of December 31, 1995


Name                                                                    Jurisdiction
----                                                                    ------------

DSA of America, Inc.                                                    Delaware
Albarus Inc.                                                            Delaware
DTF Trucking, Inc.                                                      Delaware
Dana Distribution, Inc.                                                 Delaware
Dana International Finance, Inc.                                        Delaware
Dana International Limited                                              Delaware
Dana World Trade Corporation                                            Delaware
Flight Operations, Inc.                                                 Delaware
Gemstone Gasket Company                                                 Delaware
Precision Specialties, Inc.                                             Delaware
Swanton Air Three, Inc.                                                 Delaware
Results Unlimited, Inc.                                                 Delaware
Warner Sensors Corporation                                              Delaware
Undercar International, Inc.                                            Delaware
Krizman International, Inc.                                             Delaware
McQuay-Norris, Inc.                                                     Delaware
Reinz Wisconsin Gasket Co.                                              Delaware
Plumley Companies, Inc.                                                 Tennessee
  Plumley Marugo, Ltd.                                                  Tennessee
Mohawk Plastics, Inc.                                                   Michigan
Dana Venture Capital Corporation                                        Ohio
Diamond Financial Holdings, Inc.                                        Delaware
  Summey Building Systems, Inc.                                         North Carolina
  Admiral's Harbour, Inc.                                               Ohio
  Dana Credit Corporation                                               Delaware
    Dana Commercial Credit Corporation                                  Delaware
      Camotop Two Corporation                                           Delaware
      Comprehensive Asset Services, Inc.                                Delaware
      Dana Business Credit Corporation                                  Delaware
        Dana Commercial Finance Corporation                             Delaware
      Dana Fleet Leasing, Inc.                                          Delaware
      Isom & Associates                                                 Delaware
      Leased Equipment, Inc.                                            Delaware
      Lease Recovery, Inc.                                              Delaware
      Midwest Housing Investments J.V., Inc.                            Delaware
      Potomac Leasing Company                                           Delaware
      Shannon Facilities Leasing, Inc.                                  Delaware
      Shannon Property Management, Inc.                                 Delaware
      CCD Air Ten, Inc.                                                 Delaware
      CCD Air Eleven, Inc.                                              Delaware
      CCD Air Twelve, Inc.                                              Delaware
      CCD Air Thirteen, Inc.                                            Delaware
      CCD Air Fourteen, Inc.                                            Delaware

                                                              ------------------

Name                                                                    Jurisdiction
----                                                                    ------------

      CCD Air Twenty, Inc.                                              Delaware
      CCD Air Twenty-One, Inc.                                          Delaware
      CCD Air Twenty-Two, Inc.                                          Delaware
      CCD Air Twenty-Three, Inc.                                        Delaware
      CCD Air Thirty, Inc.                                              Delaware
      CCD Air Thirty-Two, Inc.                                          Delaware
      CCD Air Thirty-Three, Inc.                                        Delaware
      CCD Air Thirty-Four, Inc.                                         Delaware
      CCD Air Thirty-Five, Inc.                                         Delaware
      CCD Air Thirty-Six, Inc.                                          Delaware
      CCD Air Thirty-Seven, Inc.                                        Delaware
      CCD Air Thirty-Eight                                              Delaware
      CCD Air Thirty-Nine, Inc.                                         Delaware
      CCD Air Forty, Inc.                                               Delaware
      CCD Air Forty-One, Inc.                                           Delaware
      CCD Air Forty-Two, Inc.                                           Delaware
      CCD Air Forty-Four, Inc.                                          Delaware
      CCD Air Forty-Six, Inc.                                           Delaware
      CCD Airway One, Inc.                                              Delaware
      CCD Airway Three, Inc.                                            Delaware
      CCD Airway Five, Inc.                                             Delaware
      CCD Rail Two, Inc.                                                Delaware
      CCD Rail Three, Inc.                                              Delaware
      DCC Franchise Services, Inc.                                      Delaware
      DCC Project Finance One, Inc.                                     Delaware
      DCC Project Finance Two, Inc.                                     Delaware
      DCC Project Finance Three, Inc.                                   Delaware
        DCC Linden, Inc.                                                Delaware
      DCC Project Finance Four, Inc.                                    Delaware
      DCC Project Finance Five, Inc.                                    Delaware
      DCC Project Finance Six, Inc.                                     Delaware
      DCC Project Finance Ten, Inc.                                     Delaware
      DCC Servicing, Inc.                                               Delaware
      REBAC, Inc.                                                       Delaware
      REBNEC Three, Inc.                                                Delaware
      REBNEC Five, Inc.                                                 Delaware
      REBNEC Seven, Inc.                                                Delaware
      REBNEC Eight, Inc.                                                Delaware
      REBNEC Nine, Inc.                                                 Delaware
      REBNEC Eleven, Inc.                                               Delaware
      REED, Inc.                                                        Delaware
      REFIRST, Inc.                                                     Delaware
      RENOVO One, Inc.                                                  Delaware
      RENOVO Three, Inc.                                                Delaware
      RENOVO Five, Inc.                                                 Delaware
      RENOVO Seven, Inc.                                                Delaware
      RENOVO Nine, Inc.                                                 Delaware
      RENOVO Eleven, Inc.                                               Delaware
      RENOVO Thirteen, Inc.                                             Delaware
      RETRAM, Inc.                                                      Delaware

                                                              ------------------

Name                                                                    Jurisdiction
----                                                                    ------------
      TNUH, Inc.                                                        Delaware
    Dana Lease Finance Corporation                                      Delaware
      Camotop One Corporation                                           Delaware
      Dana Leasing, Inc.                                                Delaware
      CCD Air One, Inc.                                                 Delaware
      CCD Air Two, Inc.                                                 Delaware
      CCD Air Three, Inc.                                               Delaware
      CCD Air Four, Inc.                                                Delaware
      CCD Air Five, Inc.                                                Delaware
      CCD Air Seven, Inc.                                               Delaware
      CCD Air Eight, Inc.                                               Delaware
      CCD Air Nine, Inc.                                                Delaware
      CCD Air Forty-Three, Inc.                                         Delaware
      CCD Air Forty-Seven, Inc.                                         Delaware
      CCD Airway Two, Inc.                                              Delaware
      CCD Airway Four, Inc.                                             Delaware
      CCD Rail One, Inc.                                                Delaware
      CCD Rail Four, Inc.                                               Delaware
      DCC Project Finance Seven, Inc.                                   Delaware
      DCC Project Finance Eight, Inc.                                   Delaware
      DCC Project Finance Eleven, Inc.                                  Delaware
      DCC Spacecom Two, Inc.                                            Delaware
      DCC Vendercom, Inc.                                               Delaware
      JVQ Capital One, Inc.                                             Delaware
      REBNEC One, Inc.                                                  Delaware
      REBNEC Two, Inc.                                                  Delaware
      REBNEC Four, Inc.                                                 Delaware
      REBNEC Six, Inc.                                                  Delaware
      REBNEC Ten, Inc.                                                  Delaware
      REBNEC Twelve, Inc.                                               Delaware
      RECONN, Inc.                                                      Delaware
      RENOVO Two, Inc.                                                  Delaware
      RENOVO Four, Inc.                                                 Delaware
      RENOVO Six, Inc.                                                  Delaware
      RENOVO Eight, Inc.                                                Delaware
      RENOVO Ten, Inc.                                                  Delaware
      RENOVO Twelve, Inc.                                               Delaware
      RERSEY, Inc.                                                      Delaware
      RESAMM, Inc.                                                      Delaware
      REVA, Inc.                                                        Delaware
    DCC Project Finance Nine, Inc.                                      Delaware
    Farnborough Properties Partners I Limited                           Delaware
    Farnborough Properties Partners II Limited                          Delaware
    Farnborough Properties Partners III Limited                         Delaware
    Farnborough Properties Partners IV Limited                          Delaware
  Dana Risk Management Services, Inc.                                   Ohio
  Findlay Properties, Inc.                                              Ohio
  Glendale Investment Company                                           Ohio
  Ottawa Properties, Inc.                                               Michigan

                                                              ------------------

Name                                                                    Jurisdiction
----                                                                    ------------
  Shannon Properties, Inc.                                              Delaware
    Britannia Properties, Inc.                                          Delaware
    First Shannon Realty of North Carolina, Inc.                        North Carolina
      Lenox I-4 Lakeland Associates                                     Florida
      Region Center Associates                                          Florida
      Sunforest Communications Group                                    Florida

      Avalon Partners Two                                               California
      Bethesda-BOB Limited Partnership                                  Massachusetts
      Blue Diamond Limited Partnership                                  Delaware
      D.C.L. Leasing Partners Limited Partnership,Ltd.-IV               Delaware
      D.C.L. Leasing Partners Limited Partnership,Ltd.-VI               Delaware
      Express Stop Financing                                            Delaware
      Federal Southfield Limited Partnership                            Massachusetts
      Home Improvement Leasing Limited Partnership                      Massachusetts
      Linden Owner Partnership                                          Delaware
      Pleasant View of North Vernon, L.P.                               Indiana
      Prestwick Square of Jeffersonville, L.P.                          Indiana
      SAM Terabac Limited Partnership                                   Delaware
      Stonegate Apartments of Cambridge City Assoc., L.P.               Indiana
      Terabac Investors Limited Partnership                             Delaware

Dana Austria GmbH                                                       Austria

Dana Canada, Inc.                                                       Canada
  Hayes-Dana (Quebec), Inc.                                             Canada
Dana Commercial Credit, Canada Inc.                                     Canada
DCCNRO, Canada Inc.                                                     Canada

Shenyang Spicer Driveshaft Co. Ltd.                                     China
Tianjin Wix Filter Corp.                                                China

Dana Japan, Ltd.                                                        Japan

Dantean Co., Ltd                                                        Thailand
Dana Asia (Thailand) Ltd.                                               Thailand
Spicer Asia (Thailand) Ltd.                                             Thailand
Dana Industrial Co., Ltd.                                               Thailand

Dana Asia (Singapore) Pte. Ltd.                                         Singapore

R.O.C. Spicer Ltd.                                                      Taiwan
  Timing Investments Limited                                            Taiwan
    Taiyin Enterprise Ltd.                                              Taiwan
  Taiyiu Warner Industrial Ltd.                                         Taiwan
Dana Asia (Taiwan) Ltd. (Warner Electric Trading Co.)                   Taiwan
Dana Asia (Taiwan) APD Co., Ltd.                                        Taiwan
Spicer Asia Engineering Ltd.                                            Taiwan
  ROC Spicer Investment Co., Ltd.                                       Taiwan
  Shenyang Spicer Limited                                               Taiwan

Dana Australia (Holdings) Limited                                       Australia
  Dana Australia Pty Limited                                            Australia
    Truckline Parts Centres Pty. Ltd.                                   Australia
  Dana Australia Trading Pty. Ltd.                                      Australia
Warner Electric Australia Pty. Ltd.                                     Australia

                                                              ------------------

Name                                                                    Jurisdiction
----                                                                    ------------
Dana Europe Holdings B.V.                                               Netherlands
  Dana Distribution (Holland) B.V.                                      Netherlands
  Technisch Bureau Hoevelaken B.V.                                      Netherlands
  Warner Electric B.V.                                                  Netherlands
  Spicer Netherland B.V.                                                Netherlands
  Superior Electric Nederland B.V.                                      Netherlands
  Tece Almere B.V.                                                      Netherlands

Europecas S.A.                                                          Portugal
  Europecas (Porto) Comercio de Pecas Veiculos Lda.                     Portugal

Warner Electric SA                                                      Belgium

Dana Spicer Axle Europe Ltd.                                            United Kingdom
Dana Holdings Limited                                                   United Kingdom
  Dana Limited                                                          United Kingdom
    Brown Brothers Corporation Ltd.                                     United Kingdom
    Brown Brothers Engineering Limited                                  United Kingdom
    Steiber Formsprag Ltd.                                              United Kingdom
    Posidata Ltd.                                                       United Kingdom
    B. Equipment Ltd.                                                   United Kingdom
    Dana (1982) Ltd.                                                    United Kingdom
    Brown Brothers Ltd.                                                 United Kingdom
    Needham Collections Ltd.                                            United Kingdom
    Brown Brothers Investments Ltd.                                     United Kingdom
    V.A. Afif Ltd.                                                      United Kingdom
    Warner Electric Limited                                             United Kingdom
    Dana Interlock Limited                                              United Kingdom
    Wichita Company Limited                                             United Kingdom
  Steiber Ltd.                                                          United Kingdom
  Superior Electric Engineering Services, Ltd.                          United Kingdom
Dana Commercial Credit (UK) Ltd.                                        United Kingdom
  Dana Commercial Credit Ltd.                                           United Kingdom
  DCC (March) Ltd.                                                      United Kingdom
  DCC (June) Ltd.                                                       United Kingdom
  DCC (Sept) Ltd.                                                       United Kingdom
Letovon Hammersmith Co.                                                 United Kingdom
Letovon Heathrow Co.                                                    United Kingdom
Letovon Waterloo Co.                                                    United Kingdom
Farnborough Properties Company                                          United Kingdom
Farnborough Airport Properties Company                                  United Kingdom

Dana Finance S.A.                                                       France
Dana S.A.                                                               France
  Floquet Monopole S.A.                                                 France
    Societe Industrielle de Precision Marti, S.A.                       France
    S.R.I.M.                                                            France
  Spicer France S.A.R.L.                                                France
  Warner France S.A.                                                    France
  Collins & Tournadre "Tourco"                                          France
    GIE Warner & Tourco                                                 France
Steiber S.A.R.L.                                                        France
Superior Electric S.A.R.L.                                              France

                                                              ------------------

Name                                                                    Jurisdiction
----                                                                    ------------
Precision Transmatic Devices, Ltd.                                      India
Perfect Circle Victor Exports Limited                                   India
Spicer India Limited                                                    India

Dana Italia SpA                                                         Italy
  Sige Brevetti. Ing. Columbo SpA                                       Italy
    Metaltechno SpA                                                     Italy
  Dana Spicer Europe SpA                                                Italy

Industrias Serva S.A.                                                   Spain
Warner Electric Ltd.                                                    Spain
Dana Equipamientos, S.A.                                                Spain

Dana AB                                                                 Sweden
  Warner-Tollo AB                                                       Sweden

Warner Electric (International) S.A.                                    Switzerland
Warner Electric S.A.                                                    Switzerland

Dana GmbH                                                               Germany
  Dana Holdings GmbH                                                    Germany
    Reinz Dichtungs GmbH                                                Germany
      Euro Reinz GmbH                                                   Germany
    Warner Electric GmbH                                                Germany
    Erwin Hengstler Hydraulic GmbH                                      Germany
    The Weatherhead GmbH                                                Germany
  Stieber Formsprag-Warner                                              Germany
  Spicer GmbH                                                           Germany
  Stieber Antriebselemente GmbH                                         Germany
  M. Friesen GmbH                                                       Germany

Dana Equipamentos Ltda.                                                 Brazil
  Albarus, S.A. Industrial E Comercio                                   Brazil
    Pellegrino Autopecas Industrial e Comercio Ltda.                    Brazil
    Albarus Sistemas Hidraulicos Ltda.                                  Brazil
    Albarus S.A. Comercial e Exportadora                                Brazil
      Cirane Industria e Comercio Ltda.                                 Brazil
  Previalbarus Societe de Providencia                                   Brazil
Warner Electric do Brasil Ltda.                                         Brazil
Dana do Brasil Ltda.                                                    Brazil
Dana Industrias Ltda.                                                   Brazil

Solar Insurance Company Limited                                         Bermuda
Astro Insurance Company Ltd.                                            Bermuda

Dana Foreign Sales Corp.                                                Virgin Islands
Fairway Captive Services Limited                                        Virgin Islands

Dana Asia (Hong Kong) Limited                                           Hong Kong
Shui Hing Manufacturing Company Limited                                 Hong Kong

Technologia de Mocion Controlada S.A. de C.V.                           Mexico

                                                              ------------------

Name                                                                    Jurisdiction
----                                                                    ------------
UBALI S.A.                                                              Uruguay
Talesol S.A.                                                            Uruguay

E. Daneri, I.C.S.A.                                                     Argentina
  AROS Daneri, S.A.                                                     Argentina

Dana Asia Pacific (Malaysia) Sdn. Bhd.                                  Malaysia

Dana Asia (Korea) Co., Ltd                                              Korea

Industria De Ejes y Transmissiones S.A.                                 Colombia
  Repsa S.A.                                                            Colombia
  Transejes C.D. Ltda.                                                  Colombia
  Transcar Ltda.                                                        Colombia
  Transmotor Ltda.                                                      Colombia
  TH S.A.                                                               Colombia